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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  JANUARY 26, 2007


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

             On January 26, 2007, Randy P. Martin, Senior Vice President-Finance of The Penn Traffic Company (the "Company"), resigned from his position with the Company, effective immediately, to pursue other interests. In connection with his resignation, Mr. Martin has been offered a severance arrangement whereby he will be entitled to receive 52 weeks of severance as well as other customary benefits. In addition, he will agree to make himself available to provide services to the Company on a limited basis until January 26, 2008 and in connection therewith will be paid a fee of up to $10,000 for any such services provided during that period. As required by law, Mr. Martin has seven days following his execution of the severance agreement that describes this arrangement to elect to revoke such agreement. A copy of the severance agreement presented to Mr. Martin is attached hereto as Exhibit
99.1 and is incorporated by reference herein. The Company will file an amendment to this Current Report on Form 8-K if Mr. Martin elects to revoke such agreement or if the agreement entered into materially differs from Exhibit
99.1 hereto.

             Effective January 26, 2007, the Company appointed Ben Jones to act as its interim chief financial officer while the Company completes its recruiting process underway and finds a successor. Mr Jones is 35 years old and is currently a Managing Director at Conway, Del Genio, Gries & Co. ("CDG"). Mr. Jones has been a Managing Director with CDG since 2004. From 2001 until 2004, Mr. Jones was a Vice President at CDG. Mr. Jones and others at CDG have been providing financial advisory services to the Company since October 2006. To date CDG has received aggregate fees and expense reimbursements from the Company in connection with such services of approximately $650,000.



ITEM 7.01    REGULATION FD DISCLOSURE

             On January 31, 2007, the Company issued a press release with regard to the matters discussed in Item 5.02 above. A copy of that press release is attached hereto as Exhibit 99.2.




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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (d)    Exhibits

              The following is attached as an exhibit to this Current Report on Form 8-K:

              EXHIBIT        DESCRIPTION
              -------        -----------

                99.1 Form of Severance Agreement between Randy Martin and The Penn Traffic Company.

                99.2         Press Release dated January 31, 2007

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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Robert Panasuk
                                                 ------------------------------
                                                 Name:   Robert Panasuk
                                                 Title:  Chief Executive Officer

Dated:  February 1, 2007

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                                 EXHIBIT INDEX



   EXHIBIT        DESCRIPTION
   -------        -----------

     99.1 Form of Severance Agreement between Randy Martin and The Penn Traffic Company.

     99.2         Press Release dated January 31, 2007